THE ADVISORS' INNER CIRCLE FUND II

                  GRT VALUE FUND AND GRT ABSOLUTE RETURN FUND

                       SUPPLEMENT DATED DECEMBER 22, 2015
                                     TO THE
  GRT VALUE FUND ADVISOR CLASS SHARES PROSPECTUS AND GRT ABSOLUTE RETURN FUND ADVISOR CLASS SHARES PROSPECTUS, EACH DATED NOVEMBER 28, 2015 (TOGETHER, THE "PROSPECTUSES"), AND STATEMENT OF ADDITIONAL INFORMATION, DATED NOVEMBER 28,
                                2015 (THE "SAI")

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN
      THE PROSPECTUSES AND SAI, AND SHOULD BE READ IN CONJUNCTION WITH THE
                             PROSPECTUSES AND SAI.

The Board of Trustees (the "Board") of The Advisors' Inner Circle Fund II (the "Trust"), at the recommendation of GRT Capital Partners, L.L.C. ("GRT"), the investment adviser of the GRT Value Fund and GRT Absolute Return Fund (each, a "Fund," and together, the "Funds"), has determined that it is in the best interest of each Fund and its shareholders to cease operations and liquidate any remaining assets on a pro rata basis to shareholders, and has approved the closing and liquidation of each Fund. Effective immediately, each Fund will be closed to new investments. Each Fund is expected to cease operations and liquidate on or about January 25, 2016 (the "Liquidation Date"). Prior to the Liquidation Date, shareholders may redeem (sell) their shares in the manner described in the "How to Redeem Fund Shares" section of the Prospectuses. For those Fund shareholders that do not redeem (sell) their shares prior to the Liquidation Date, each Fund will distribute to each such shareholder, on or promptly after the Liquidation Date, a liquidating cash distribution equal in value to the shareholder's interest in the net assets of the Fund as of the Liquidation Date.

In anticipation of the liquidation of the Funds, GRT may manage each Fund in a manner intended to facilitate its orderly liquidation, such as by raising cash or making investments in other highly liquid assets. As a result, during this time, all or a portion of each Fund may not be invested in a manner consistent with its stated investment strategies, which may prevent the Fund from achieving its investment objective.

The liquidation distribution amount will include any accrued income and capital gains, will be treated as a payment in exchange for shares and will generally be a taxable event. You should consult your personal tax advisor concerning your particular tax situation. Shareholders remaining in a Fund on the Liquidation Date will not be charged any transaction fees by the Fund. However, the net asset value of each Fund on the Liquidation Date will reflect the costs of liquidating the Fund.

              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.



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